July | 2021 CERC-002 Crohn’s Disease - Phase 1b Initial Data (Cohort 1) Patient-Inspired Science Exhibit 99.3

2 | Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Cerecor Inc. (“Cerecor” or the “Company”), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: its future financial and operational outlook; the development of product candidates or products; potential attributes and benefits of product candidates; strategic alternatives for neurological assets and Millipred; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: reliance on and integration of key personnel; drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; regulatory risks; Cerecor’s cash position and the need for it to raise additional capital; risks related to potential strategic alternatives for its neurology assets and Millipred; and general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

3 | Today’s Agenda Executive Summary and Brief Introduction Mike Cola Chief Executive Officer IBD, Crohn’s Disease, and Ulcerative Colitis Overview ‒ Overview of IBD (Crohn’s Disease and Ulcerative Colitis) ‒ Significant Burden of Illness and Unmet Need; Disease Pathology ‒ Treatment Options and Competitive Landscape Garry Neil, MD Chief Scientific Officer CERC-002: Clinical Rationale for Use in Treatment of IBD Garry Neil, MD CERC-002 Initial Data (1st Cohort of Crohn’s Disease Patients) H. Jeffrey Wilkins, MD Chief Medical Officer Summary Comments Mike Cola Closing and Questions & Answers Mike Cola; H. Jeffrey Wilkins, MD; Garry Neil, MD Gerald W. Dryden, MD, PhD, MS, MSPH University of Louisville; Specialty Areas: Digestive & Liver Health

4 | Executive Summary: CERC-002 Demonstrates Potential Proof-of-Concept in Initial Low-Dose Cohort  Open-label proof-of-concept study in patients with moderate to severe Crohn’s disease who previously failed 3 or more lines of biologic therapies, including anti-TNFα*  Clinically meaningful mucosal healing, determined by colonoscopy, in 3 of 4 subjects (SES-CD)**  Rapid response within 8 weeks  Well-tolerated, no serious adverse events observed  High-dose cohort fully enrolled with results expected 2H21 *TNFα, tumor necrosis factor alpha; **SES-CD, Simple Endoscopic Score for Crohn’s Disease; 2nd Positive Proof-of-Concept Study With CERC-002 Further Validates the LIGHT MOA in Inflammatory Diseases

Inflammatory Bowel Disease, Crohn’s Disease, and Ulcerative Colitis Overview

6 | 1. Centers for Disease Control and Prevention. Inflammatory bowel disease. https://www.cdc.gov/ibd/features/IBD-more-chronic-diseases.html. Accessed July 17, 2021. 2. Atreya R et al. Front Med (Lausanne). 2020;7:517. 3. Knowles SR et al. Inflamm Bowel Dis. 2018;24(4):742-751. 4. Byron C et al. J Clin Nurs. 2020;29(3-4):305-319. 5. GBD 2017 Inflammatory Bowel Disease Collaborators. Lancet. 2020;5:17-30. 6. Crohn’s and Colitis Foundation of America.The facts about inflammatory bowel disease. https://www.crohnscolitisfoundation.org/sites/default/files/2019- 02/Updated%20IBD%20Factbook.pdf. Accessed July 19, 2021. 7. Shivashankar R et al. Clin Gastroenterol Hepatol. 2017;15(6):857-863. 8. EMR Reports. https://www.expertmarketresearch.com/reports/inflammatory- bowel-disease-treatment-market. Accessed July 17, 2021. Inflammatory Bowel Disease Overview  Inflammatory bowel disease (IBD) is a broad term indicating chronic inflammation of the gastrointestinal (GI) tract and includes both Crohn’s disease (CD) and ulcerative colitis (UC)1 – Relapsing and remitting course characterized by intestinal inflammation and epithelial injury, causing lifelong morbidity2 that significantly impacts quality of life3,4  Standard of care relies on treating the inflammatory activity that causes strictures, fistula, and abscesses as well as heightened incidence of colitis-associated neoplasia associated with IBD5  An estimated 1.6-3.1 million US adults (~1.3%) have a diagnosis of IBD1,6 – Estimated US cases of CD as many as 780K7  Approximately $16.7B global market opportunity in 2020 with 4.5% compound annual growth rate8 Significant Unmet Need Exists in Crohn’s Disease and Ulcerative Colitis

Substantial Opportunity Remains in the Treatment of IBD



Severe disease
Surgery
Biologic agents
Immunomodulators
Steroids
Sulfasalazine/5-Aminosalicylate
Antibiotics
Mild disease

- Majority of patients are designated moderate/severe and treated with pharmacologic intervention
- Almost all patients with moderate to severe IBD will receive biologics over the course of treatment[1]
  - Approximately one-third are primary non-responders to anti-TNF therapies
  - 30-50% of initial responders become refractory
- Remission rates for advanced therapies have remained at ~20% (placebo-adjusted) for patients with moderate to severe disease[2]
- Newly developed therapies such as Janus kinase (JAK) inhibitors carry significant safety concerns
- Significant opportunity remains for new, safe, and effective treatments addressing novel targets

1. Atreya R et al. *Front Med (Lausanne)*. 2020;7:517.
2. Clearview Healthcare Partners. Crohn's disease and ulcerative colitis. Initial disease landscape overview. May 2021.

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CERECOR

CERC-002: Clinical Rationale for Use in Treatment of IBD Role of LIGHT in IBD, Crohn’s Disease, and Ulcerative Colitis

LIGHT Is a Key Driver of Inflammation

Member of the TNF Superfamily (TNFSF14) of Proteins, Involved in T-Cell Activation and Inflammation



LIGHT
FasL
TL1A
HVEM-Mediated Signaling Pathways
LTβR-Mediated Signaling Pathways
Fas
HVEM
DcR3
LTβR
DR3
Activation and Proliferation of Immune Cells
T-cell
Myeloid Cells
Macro-phage
Inflammation
Upregulation of Inflammatory Molecules
IL-1
GM-CSF
IL-6
CXCL5
IL-10
Pro-inflammatory Mediators and Cytokines

- LIGHT (TNFSF14) is a pro-inflammatory cytokine and a co-stimulator of T cells and Th1 cytokines, including interferon (IFN)-γ[1]
- LIGHT is expressed on activated T cells, natural killer (NK) cells, monocytes, granulocytes, and immature dendritic cells[2]
- LIGHT is an important immuno-regulator in the barrier tissues: GI tract, skin, lung, and others[3-5]

LIGHT, homologous to **L**ymphotoxin, exhibits **I**nducible expression and competes with HSV **G**lycoprotein D for binding to herpesvirus entry mediator (**H**VEM), a receptor expressed on **T** lymphocytes.

1. Ware CF. *Annu Rev Immunol.* 2005;23:787-819.
2. Wang J, Fu YX. *Immunol Res.* 2004;30(2):201-214.
3. Herro R et al. *J Invest Dermatol.* 2015;135(8):2109-2118.
4. Herro R et al. *J Allergy Clin Immunol.* 2015;136(3):757-768.
5. Giles DA et al. *Front Immunol.* 2018;9:2585.

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CERECOR

10 | 1. Data on file, Cerecor, Inc. 2. Moraes L et al. Inflamm Bowel Dis. 2020;26(6):874-884. 3. Cohavy O et al. J Immunol. 2005;174(2):646-653. 4. Wang J et al. J Immunol. 2005;174(12):8173-8182. 5. Shaikh RB et al. J Immunol. 2001;167(11):6330-6337. 6. Jungbeck M et al. Immunology. 2009;128(3):451-458. 7. Schaer C et al. PLoS One. 2011;6(4):e18495. Multiple Lines of Evidence Support Importance of LIGHT in IBD  Patient data ‒ Elevated levels of LIGHT in patients with CD1 and UC2 ‒ High LIGHT mRNA levels detected in human inflamed intestinal tissue compared with normal tissue1,3 ‒ LIGHT gene upregulation is observed in CD and UC4  Animal models of IBD ‒ LIGHT overexpression increases intestinal inflammation in rodents5 ‒ Anti-LIGHT monoclonal antibody (mAb) treatment ameliorates inflammation in the dextrate sulfate sodium (DSS)–induced colitis model6 ‒ Knockout of the LIGHT (or its ligand, HVEM) gene results in reduced intestinal inflammation (in some models)7

11 | Data displayed as box-and-whiskers graph. *Determined by Mann-Whitney U test. Plasma samples from CHOP Biobank; controls are matched for age and gender. Source: Cardinale C et al. Manuscript in preparation. Elevated LIGHT Levels Detected in Pediatric Crohn’s Disease  Approximately 83% of pediatric patients with CD had significantly elevated LIGHT levels ‒ Cross-sectional study of pediatric patients with CD from Center for Applied Genomics at CHOP ‒ Studied pediatric patients with CD (n=183) versus healthy age-matched controls (n=9) Plasma LIGHT levels Were Significantly Elevated in Patients With CD vs Healthy Individuals

CERC-002: Previous Clinical Study Safety and Efficacy in COVID-19 Acute Respiratory Distress Syndrome (ARDS)

13 | CERC-002: A Novel First-in-Class Anti-LIGHT (TNFSF14) mAb In-licensed From Kyowa Kirin Co., Worldwide Exclusive Rights* for All Indications (2021) (2021) *Kyowa Kirin has an option to retain the rights in Japan.  Novel, first-in-class fully human subcutaneous (SQ) monoclonal antibody (mAb)  Only known fully human anti-LIGHT mAb  Only known anti-LIGHT mAb in clinical development

A Single Dose of CERC-002 Reduced LIGHT Levels Dramatically and Rapidly


LIGHT Levels (pg/mL) Over Treatment Period
LIGHT Levels (pg/mL)
400
300
200
100
0
CERC-002 (n=36)
Placebo (n=34)
Day 1
(Baseline)
Day 2
Day 5

- Mean LIGHT levels were comparable at baseline across cohorts
- Mean LIGHT levels were ~100 pg/mL higher in patients aged ≥60 years
- LIGHT levels declined rapidly in the active cohort and increased in the placebo cohort
- Pharmacodynamic effect was in addition to standard of care
  - Approximately 90% of patients received systemic corticosteroids

Rapid and significant reduction in LIGHT levels after a single SQ dose (16 mg/kg)

Source: Perlin DS et al. CERC-002, a human anti-LIGHT mAb reduces respiratory failure and death in hospitalized COVID-19 ARDS patients (https://medrxiv.org/cgi/content/short/2021.04.03.21254748v1).

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CERECOR

15 | *Prespecified analysis. Source: Data on file, Cerecor, Inc. CERC-002 Significantly Reduced Respiratory Failure and Mortality in a Phase 2 Clinical Trial in Patients Hospitalized With COVID-19 ARDS Primary Endpoint: Percentage of Patients Alive and Free of Respiratory Failure at Day 28 Efficacy was greatest in patients ≥60 yrs* (n=34, P=0.042), the population most vulnerable to severe complications and death with COVID-19 infection Pe rc en ta ge o f P at ie nt s A liv e an d Fr ee o f R es pi ra to ry F ai lu re a t D ay 2 8 100 60 40 20 0 CERC-002 Overall (n=62) Placebo Age ≥60 y (n=34) Age <60 y (n=28) 80 P=0.044 P=0.042 P=0.274

CERC-002: Phase 1b Study in Crohn’s Disease Preliminary Initial Safety and Efficacy Results (Cohort 1)

17 | Screening (Visit 1) Open-Label Treatment Period (Visits 2-10) (8 weeks) Safety Follow-Up (Visit 11) CERC-002, SQ injections every 14 days (N=8, 4 subjects in each cohort; Cohort 1: 1mg/kg; Cohort 2: 3mg/kg) Telephone Visit Eligibility & Washout Week: -10 0 1 2 3 4 5 6-8 127 8 Visit #: 1 2 3 4 5 6 7 108 9 11 Primary Endpoint  Safety  Tolerability Key Secondary / Exploratory Endpoints  Pharmacokinetics  Short-term efficacy – as measured by SES-CD, CDAI, and IBDQ scores Open-Label Proof-of-Concept Clinical Trial of CERC-002 in adults with moderate to severe, active Crohn’s disease who have previously failed anti-tumor necrosis factor alpha (anti-TNFα) treatment Proof-of-Concept Trial Design  Moderate to severe disease  Anti-TNFα failure  Heavily pre-treated patients  Dose escalation starting at 1mg/kg every 2 weeks  Short duration (8 weeks) CERC-002 Crohn’s Disease Proof-of-Concept CDAI, Crohn’s Disease Activity Index; IBDQ, Inflammatory Bowel Disease Questionnaire; SES-CD, Simple Endoscopic Score for Crohn’s disease.

18 | Source: clinicaltrials.gov (ClinicalTrials.gov Identifier: NCT03169894). Clinical Study Patient Population Inclusion Criteria  Male or female, ≥18 to ≤75 years of age  Documented diagnosis of CD via endoscopy/colonoscopy and histological confirmation  Moderate to severe, active CD ‒ Colonoscopy diagnosis ‒ SES-CD score ≥7 ‒ Histologic confirmation  Failed treatment with an approved therapeutic dose of an anti-TNFα monoclonal antibody Exclusion Criteria  Diagnosis of UC or indeterminate colitis  Signs or symptoms of bowel obstruction  Short bowel syndrome  Current functional colostomy or ileostomy  Surgical bowel resection within the 6 months prior to screening or any planned resection during the study period  Pregnancy or nursing  Sexually active and not using effective contraception as defined in the protocol CERC-002 Crohn’s Disease Proof-of-Concept: Phase 1b Initial Data (Cohort 1)

CERC-002 Crohn's Disease Proof-of-Concept:
Phase 1b Initial Data (Cohort 1)

Patient-Level Data

Subject #	Age (yrs)	Prior Therapy / # of Prior Lines	SES-CD		LIGHT (pg/mL)		Response
			Baseline	8 Weeks	Baseline	8 Weeks	
Subject #1	42	Remicade, Entyvio, Stelara	11	4	455	24	Significant mucosal healing: ▪ 64% reduction in SES-CD score (moderate to mild) ▪ Patient relapsed post treatment and needed surgery
Subject #2	63	Remicade, Humira, Entyvio, Stelara	18	19	193	29	No evidence of improvement
Subject #3	28	Remicade, Humira, Stelara, Methotrexate	21	15	75	27	Significant mucosal healing: ▪ 29% reduction in SES-CD score (severe to moderate) ▪ Exploring single-patient IND
Subject #4	49	Remicade, Stelara, Humira, Entyvio, Methotrexate, Mercaptopurine	12	3	162	45	Significant mucosal healing: ▪ 75% reduction in SES-CD score (moderate to mild) ▪ Exploring single-patient IND

Disease severity according to SES-CD score[1]:
Remission: 0-2
Mild: 3-6
Moderate: 7-15
Severe: >15

CERECOR

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1. Italian Group for the Study of Inflammatory Bowel Disease. https://www.igibdscores.it/en/info-sescd.html. Accessed July 19, 2021.

20 | Preliminary Efficacy Results (Patient-Level Data) SES-CD ScoresPlasma LIGHT Levels  Clinically meaningful mucosal healing, determined by colonoscopy, in 3 of 4 subjects (SES-CD) SE S- CD S co re 25 Baseline (Day 0) Week 8 20 10 5 0 15 Pl as m a LI G HT L ev el s ( pg /m L) 500 Baseline (Day 0) Week 8 400 200 100 0 300 Subj. 1 Subj. 2 Subj. 3 Subj. 4 Subj. 1 Subj. 2 Subj. 3 Subj. 4 CERC-002 Crohn’s Disease Proof-of-Concept: Phase 1b Initial Data (Cohort 1)

21 | 1. Perlin DS et al. CERC-002, a human anti-LIGHT mAb reduces respiratory failure and death in hospitalized COVID-19 ARDS patients (https://medrxiv.org/cgi/content/short/2021.04.03.21254748v1). Independent Preliminary Safety Data Results – CERC-002, SQ Injection (1mg/kg)  No serious adverse events attributable to study drug ‒ Consistent with 83-patient COVID-19 ARDS clinical trial1  Adverse events were mild to moderate in nature ‒ Most common: GI symptoms consistent with CD  No evidence of increased infections or adverse events related to immunosuppression  Recommended by independent safety review committee to continue to next cohort (3mg/kg) without changes to protocol (currently fully enrolled) CERC-002 Crohn’s Disease Proof-of-Concept: Phase 1b Initial Data (Cohort 1)

22 | Initial Low-Dose Cohort Data Demonstrates Potential Proof-of-Concept  Open-label proof-of-concept study in patients with moderate to severe Crohn’s disease who previously failed 3 lines of biologic therapies, including anti-TNFα*  Clinically meaningful mucosal healing, determined by colonoscopy, in 3 of 4 subjects (SES-CD)**  Rapid response within 8 weeks  Well-tolerated, no serious adverse events  High-dose cohort fully enrolled with results expected 2H21 *TNFα, tumor necrosis factor alpha; **SES-CD, Simple Endoscopic Score for Crohn’s Disease.

23 | *TNFα, tumor necrosis factor alpha. Next Steps CERC-002 Clinical Program  Crohn’s Disease ‒ Further evaluation of cohort data, including tissue LIGHT levels ‒ Cohort 2 (3 mg/kg dose) fully enrolled; complete data anticipated in 2H21  Ulcerative Colitis ‒ Expand clinical study to patients with moderate to severe UC refractory to anti-TNFα*  ARDS Program ‒ Continuing dialogue with FDA to determine registration trial design and timing, including potential expansion to broader ARDS patient population  Exploring additional indications for which LIGHT is a driver of inflammation

Summary Comments

25 | Summary  Second positive proof-of-concept with CERC-002, which we believe further validates the LIGHT mechanism of action in inflammatory diseases (both acute and chronic)  Biomarker-driven approach elucidates novel indications and de-risks clinical programs  Precision medicine approach is being applied across the development pipeline

Clinical-Stage Pipeline

Core Research & Development Areas	Therapeutic Area	Program	Mechanism of Action	Lead Indication	Development Stage				Anticipated Milestone
					Preclin	Phase 1	Phase 2	Pivotal Trial	
Immunology	Inflammation	CERC-002‡	Anti-LIGHT mAb	COVID-19 ARDS					Received FTD*
		CERC-002	Anti-LIGHT mAb	IBD					Top Line Data 2H 2021
		CERC-007	Anti-IL-18 mAb	AOSD					Initial Data 3Q 2021
Oncology	Blood Cancers	CERC-007	Anti-IL-18 mAb	Multiple Myeloma					Top Line Data 2H 2021
Rare Genetic Disorders	Complex Lymphatic Malformations	CERC-006+	Dual mTOR inhibitor	Complex Lymphatic Malformations					Initial Data 3Q 2021
	Congenital Disorders of Glycosylation	CERC-801+‡	D-Galactose replacement	PGM1-CDG					Pivotal Trial Data 1Q 2022
		CERC-802+‡	D-Mannose replacement	MPI-CDG					Pivotal Trial Data 2H 2021
		CERC-803+‡	L-Fucose replacement	LAD-II (SLC35C1-CDG)					Pivotal Trial Data 2H 2021

+ Orphan Drug Designation, Rare Pediatric Disease Designation; Eligibility for Priority Review Voucher upon approval.

‡ Fast Track Designation.

* The Company remains in dialogue with the FDA and is working through feedback to determine the trial design for a registrational study and accompanying timelines, including the potential expansion to a larger patient population in broader ARDS.

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